                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 31, 1996

                             THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)

  British Columbia, Canada             0-18429                98-0121376
- ----------------------------   -----------------------   -------------------
(State or other jurisdiction  (Commission File Number)    (IRS Employer
      of incorporation)                                  Identification No.)

  4126 Norland Avenue, Burnaby, British Columbia      V5G 3S8
- ----------------------------------------------------------------
     (Address of principal executive offices)       (zip code)


Registrant's telephone number, including area code    604-299-9321


                                      N/A
         (Former name of former address, if changed since last report)

Item 5.        Other Events.

                             THE LOEWEN GROUP INC.
             Unaudited Pro-Forma Consolidated Statement of Operations

    During the three months ended March 31, 1996, the Company acquired control of 52 funeral homes, 29 cemeteries and two insurance companies in the United States, and one funeral home and one cemetery in Canada for a total consideration of $264,769,000. Included in these acquisitions is the purchase of certain net assets from SI Acquisition Associates L.P. ("S.I.") for approximately $145,000,000. The following statement reflects, on an unaudited pro-forma basis, the consolidated results of the Company's operations as if all acquisitions that occurred during the three months ended March 31, 1996 had taken place at January 1, 1996. Appropriate adjustments have been made to reflect the preliminary purchase price allocations used in recording these acquisitions. This pro-forma information does not purport to be indicative of the results of operations that would have resulted had the acquisitions been in effect for the entire quarter, and is not intended to be a projection of future results or trends.

    The unaudited pro-forma consolidated statement of operations has been expressed in United States dollars and in accordance with accounting principles generally accepted in Canada. The unaudited pro-forma consolidated statement of operations should be read in conjunction with the notes thereto.


             Unaudited Pro-Forma Consolidated Statement of Operations
                       Three Months Ended March 31, 1996
                    (in thousands, except per share amounts)

                                                                 Businesses
                                                                  Acquired     Pro-forma      Pro-forma
                                                   Historical     (Note A)    Adjustments       Total
                                                    ---------     --------     --------        --------
Revenue                                              $193,084      $23,681      $    95  B     $216,860
Costs and expenses                                    119,541       23,292         (175) B
                                                                                 (1,463) C
                                                                                     95  D      141,290
                                                    ---------     --------     --------        --------
                                                       73,543          389        1,638          75,570

General and administrative                             16,680           --           --          16,680
Depreciation and amortization                          11,642          712          759  D
                                                                                   (712) E       12,401
                                                    ---------     --------     --------        --------
Earnings (loss) from operations                        45,221         (323)       1,591          46,489

Interest on long-term debt                             18,488          395         (395) F
                                                                                  2,914  G       21,402
                                                    ---------     --------     --------        --------
Earnings (loss) before dividends on preferred
   securities of subsidiary and income taxes           26,733         (718)        (928)         25,087

Dividends on preferred securities of
    subsidiary                                          1,772           --           --           1,772
                                                    ---------     --------     --------        --------
Earnings (loss) before income taxes                    24,961         (718)        (928)         23,315

Income taxes                                            7,738         (110)        (221) H        7,407
                                                    ---------     --------     --------        --------
Net earnings (loss) for the period                   $ 17,223     $   (608)    $   (707)       $ 15,908
                                                    =========     ========     ========        ========


Earnings per share:

Basic earnings per share                             $   0.30                                  $   0.27
Fully diluted earnings per share                     $   0.30                                  $   0.27

Weighted average number of shares used for the computation of basic and fully diluted earnings per share (thousands of shares):

     Basic                                             50,203                                    50,396
     Fully diluted                                     51,247                                    51,440

    See accompanying notes to unaudited pro-forma consolidated statement of operations.

                             THE LOEWEN GROUP INC.
        Notes to Unaudited Pro-Forma Consolidated Statement of Operations
                       Three Months Ended March 31, 1996


(A) To record the historical statements of operations for the period from January 1, 1996 to the date of acquisition. Results of operations subsequent to the acquisition date have been included in the Company's consolidated statement of operations.

(B) To adjust the amortization of realized and unrealized gains and losses on insurance invested assets and the change in insurance policy liabilities as if the acquisition occurred on January 1, 1996.

(C) To eliminate certain operating expenses, including officer salaries, rental expense, professional fees and insurance that would not be incurred if the businesses had been owned by the Company.

(D) To adjust cost of sales and depreciation and amortization expense resulting from the Company's cost basis in the acquired businesses.

(E) To eliminate historical depreciation and amortization of the acquired businesses.

(F) To eliminate historical interest expense on debt which was repaid upon acquisition.

(G) For purposes of the unaudited pro-forma statement of operations and pro-forma adjustments, the Company has assumed the acquisition of S.I. was financed through $80 million of borrowings from the 1996 issuance of senior guaranteed notes and from the Company's multi-currency revolving term credit facility. The Company has assumed all other acquisitions were financed through the issuance of preferred or common shares.

(H) To adjust income taxes to reflect the statutory rate, including the effect of permanent differences.

                             THE LOEWEN GROUP INC.
             Unaudited Pro-Forma Consolidated Statement of Operations

    During the three months ended March 31, 1996, the Company acquired control of 52 funeral homes, 29 cemeteries and two insurance companies in the United States, and one funeral home and one cemetery in Canada for a total consideration of $264,769,000. Included in these acquisitions is the purchase of certain net assets from SI Acquisition Associates L.P. ("S.I.") for approximately $145,000,000. The following statement reflects, on an unaudited pro-forma basis the consolidated results of the Company's operations as if all acquisitions that occurred during the three months ended March 31, 1996 had taken place at January 1, 1995. Appropriate adjustments have been made to reflect the preliminary purchase price allocations used in recording these acquisitions. This pro-forma information does not purport to be indicative of the results of operations that would have resulted had the acquisitions been in effect for the entire year, and is not intended to be a projection of future results or trends.

    The unaudited pro-forma consolidated statement of operations has been expressed in United States dollars and in accordance with accounting principles generally accepted in Canada. The unaudited pro-forma consolidated statement of operations should be read in conjunction with the notes thereto.


             Unaudited Pro-Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1995
                    (in thousands, except per share amounts)

                                                          Businesses
                                                           Acquired    Pro-forma      Pro-forma
                                             Historical    (Note A)    Adjustments      Total
                                             ----------   ----------   -----------    ---------
Revenue                                      $  599,939   $  125,173     $  1,460 B   $ 726,572
Costs and expenses                              373,131      111,235         (701)B
                                                                           (5,763)C
                                                                              591 D     478,493
                                             ----------   ----------     --------     ---------
                                                226,808       13,938        7,333       248,079

General and administrative                       67,652          ---          ---        67,652
Depreciation and amortization                    40,103        4,185        5,051 D
                                                                           (4,185)E      45,154
                                             ----------   ----------     --------     ---------
Earnings (loss) from operations                 119,053        9,753        6,467       135,273

Interest on long-term debt                       50,913        2,836       (2,836)F
                                                                           10,486 G      61,399
Litigation related finance costs                 19,914          ---          ---        19,914
Legal settlements                               165,000          ---          ---       165,000
                                             ----------   ----------     --------     ---------
Earnings (loss) before dividends on preferred
   securities of subsidiary and income taxes   (116,774)       6,917       (1,183)     (111,040)

Dividends on preferred securities of
    subsidiary                                    7,088          ---          ---         7,088
                                             ----------   ----------     --------     ---------
Earnings (loss) before income taxes            (123,862)       6,917       (1,183)     (118,128)

Income taxes                                    (47,178)       1,748          628 H     (44,802)
                                             ----------   ----------     --------     ---------
Net earnings (loss) for the year             $  (76,684)  $    5,169     $ (1,811)    $ (73,326)
                                             ==========   ==========     ========     =========

Earnings per share:

Basic earnings (loss) per share             $     (1.69)                              $   (1.76)
Fully diluted earnings (loss) per share     $     (1.69)                              $   (1.76)

Weighted average number of shares used for the computation of basic and fully diluted earnings per share (thousands of shares):

     Basic                                       45,291                                  45,599
     Fully diluted                               45,291                                  45,599

    See accompanying notes to unaudited pro-forma consolidated statement of operations.

                             THE LOEWEN GROUP INC.
       Notes to Unaudited Pro-Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1995


(A) To record the historical statements of operations for the year ended December 31, 1995.

(B) To adjust the amortization of realized and unrealized gains and losses on insurance invested assets and the change in insurance policy liabilities as if the acquisition occurred on January 1, 1995.

(C) To eliminate certain operating expenses, including officer salaries, rental expense, professional fees and insurance that would not be incurred if the businesses had been owned by the Company.

(D) To adjust cost of sales and depreciation and amortization expense resulting from the Company's cost basis in the acquired businesses.

(E) To eliminate historical depreciation and amortization of the acquired businesses.

(F) To eliminate historical interest expense on debt which was repaid upon acquisition.

(G) For purposes of the unaudited pro-forma statement of operations and pro-forma adjustments, the Company has assumed the acquisition of S.I. was financed through $80 million of borrowings from the 1996 issuance of senior guaranteed notes and from the Company's multi-currency revolving term credit facility. The Company has assumed all other acquisitions were financed through the issuance of preferred or common shares.

(H) To adjust income taxes to reflect the statutory rate, including the effect of permanent differences.

                                   Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 3, 1996
                                        THE LOEWEN GROUP INC.


                                        By:  /s/ PETER S. HYNDMAN
                                           ------------------------------------
                                        Name:  Peter S. Hyndman
                                        Title:  Corporate Secretary